united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Stuart M Strauss, Esq. Dechert LLP

1095 Avenue of the Americas, New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 11/30

Date of reporting period: 5/31/19

Item 1. Reports to Stockholders.

James Alpha MLP Portfolio
Class A, C and I Shares

Semi-Annual Report
As Of May 31, 2019

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.saratogacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 7
Statements of Assets and Liabilities	Page 8
Statements of Operations	Page 9
Statements of Changes in Net Assets	Page 10
Financial Highlights	Page 12
Notes to Financials	Page 15
Supplemental Information	Page 21
Privacy Notice	Page 24

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Semi-Annual Report to Shareholders

July 11, 2019

Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the James Alpha MLP Portfolio (the “Portfolio”), a portfolio in the Saratoga Advantage Trust (the “Trust”). This report covers the six months from December 1, 2018 through May 31, 2019.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 3.1% during Q1 of 2019. This was an increase from the 2.2% AGR during Q4 2018. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how consumption in the US is fairing. During the first quarter of 2019, PCE advanced by about 2.7% year-over-year (y-o-y), but from the fourth quarter of 2018 to the first quarter of 2019 it was up just 0.9%. The durable goods sector is a sub-sector of the PCE and has been a driving force behind the growth of PCE over much of the recent economic expansion. During the first quarter of 2019 durable goods AGR fell by over 2%, though y-o-y growth was solid. The other sub-sectors of PCE are non-durable goods and the service sector, and both had positive contributions to PCE during the first quarter of 2019. Employment growth in the durable and most of the non-durable sectors continues to be relatively strong. This suggests growth in most PCE components over the near-term. The Federal Reserve’s (Fed) restrictive monetary policy over the past several years has slowed growth in most measures of the money supply. The monetary base continues to decline by double digits y-o-y, a troubling trend if the economy is to pick up steam again in the back half of the year. While we believe that the Fed’s monetary policy has slowed economic growth past the point it likely intended, we see the economic expansion continuing in the near-to-intermediate term. At the June 19, 2019 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “Consistent with its statutory mandate, the Committee seeks to foster maximum employment and price stability. In support of these goals, the Committee decided to maintain the target range for the federal funds rate at 2-1/4 to 2-1/2 percent. The Committee continues to view sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2 percent objective as the most likely outcomes, but uncertainties about this outlook have increased. In light of these uncertainties and muted inflation pressures, the

Committee will closely monitor the implications of incoming information for the economic outlook and will act as appropriate to sustain the expansion, with a strong labor market and inflation near its symmetric 2 percent objective.”

Monetary Policy: During the period, the Federal Reserve Open Market Committee sustained the target range for the federal funds rate at 2.25 - 2.5%. Along with their rate plan, the Federal Reserve’s (Fed) monetary policy has been mostly restrictive over the past several years. The Fed has continued to drain reserves of depository institutions at a rate of nearly $20 billion per month since August 2014. The federal funds rate is in a neutral range relative to other measures of interest rates as well as inflationary trends. The Monetary Base topped at nearly $4.1 trillion in October 2015; as of May 2019, it has fallen to just over $3.2 trillion. The growth rates of two money supply measures we use throughout our proprietary economic research, M2 and MZM, have both fallen into historically negative ranges relative to economic growth; M2’s 12-month% change is about 2 percentage points below its long-term moving average. We generally see this type of action when inflation and the economy are both stable and strong. MZM is presenting a similar picture. We believe the Fed should be very cautious with further reductions in the money supply.

Interest Rates: Starting in 2016, the Fed Funds rate and most Treasury rates began increasing. In late-2018 a trend reversal saw declines in most of the rate array. Typically, when interest rates are increasing the yield curve declines, and when rates decline the yield curve advances; however, the yield curve has not started to increase. The monthly yield curve spread, as measured by the 10-year T-Note (10y TN) minus the 1- year T-Bill (1y TB), continued in a down trend to a cycle low of 0.06 in May 2019 and increased slightly in June 2019 to 0.07. While concerning, we don’t believe current spread levels tell us much on their own. Other factors help to provide context: the size of the spread decline from its high, additional interest rate trends, and CPI should also be considered. In this context, we believe interest rates at current levels are neutral for stocks; if the yield curve becomes negative, however, and the Fed fails to provide evidence of relief from its current tightening, then a sustained market correction is possible.

Equity Valuations: As of June 30, 2019, the S&P 5001 index sits at 2,941.76. Our proprietary valuation work uses both fundamental and technical analysis and provides justification for the S&P 500 at roughly 3,015 at the end of June 2019. While corporate earnings continue to be solid, many companies have undergone downgrades, and growth has slowed. We believe we are in fair-value territory. To us, fair-value means the stock market should perform within the parameter of its historic mean. In order to create a range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Our primary valuation algorithm currently sets an appropriate S&P 500 PE just over 21. Additional analysis suggests an S&P 500 fair-value range of roughly 2,850 to 3,146. This algorithm is earnings and CPI dominant. The current levels and trends for earnings and CPI data indicate that we are likely to stay in fair value range for the near-term, however we are watching corporate earnings growth closely, as changes in earnings data has the potential to change valuation levels quickly. Additionally, we are watching our technical indicators for signs that a market breakdown or breakout might be in the cards, as rapid movements in valuations are not unusual at this point in the economic cycle.

Inflation: We believe inflation should remain at a moderate rate of growth over the intermediate term. Historically, the employment private service providing sector’s (EPSP) weekly earnings

12-month percent change, and its direction, have correlated well with CPI. EPSP has been trending up since May 2015, slightly leading a similar CPI trend. June 2019 CPI was 1.65% y-o-y, down from the recent cycle high of 2.95% in July 2018. The decline does seem to be oil related, as the CPI less food and energy metric remans static around the 2.1% level. There is moderate and expected consumer demand-side upward pressure on inflation. Growth in the wages complex is building, putting more money in workers’ pockets. In the context of inflation, this would normally concern us, but we see a balance in product and its demand. While CPI has recently backed off the Fed’s initial target of 2.0% and appears listless, supporting data suggests that inflation could break out of its recent narrow band and move higher quickly due to consumers’ strong monetary situation. Most of the Producer Price complex has been stable or falling. Final Demand has declined to 1.63% y-o y from a cycle high of 3.37% y-o-y last summer. Unprocessed Raw materials are down substantially, roughly -11% y-o-y, while Intermediate Processed Goods are -2.08% y-o-y. There is a great deal of slack in the cost-side of inflation.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of the James Alpha MLP Portfolio. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

[1]	The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. 6729-NLD-08/05/2019

INVESTMENT REVIEW

JAMES ALPHA MLP PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks current income and secondarily capital appreciation.

Total Aggregate Return for the Periods Ended May 31, 2019
	Six Months:	One Year:	Inception:
	11/30/18 – 5/31/19	6/1/2018 – 5/31/19	3/31/15 – 5/31/19*
Class A
With Sales Charge	(14.46)%	(24.25)%	(13.70)%
Without Sales Charge	(9.19)%	(19.63)%	(12.47)%
Class C
With Sales Charge	(10.37)%	(21.05)%	(13.13)%
Without Sales Charge	(9.50)%	(20.31)%	(13.13)%
Class I
Without Sales Charge	(9.10)%	(19.46)%	(12.30)%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 29, 2019, is 3.56%, 4.33% and 3.12% for the A, C and I Classes, respectively, before any expense waivers or reimbursements. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2020, to ensure the total net operating expense ratio does not exceed 2.24%, 2.99% and 1.99% for the A, C and I classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The master limited partnerships (“MLPs”) in which the Portfolio will primarily invest include MLPs engaged in the transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio may also invest in securities of companies principally engaged in U.S. energy infrastructure. In constructing the investment universe, the Portfolio’s sub-adviser employs a bottom-up process that evaluates and ranks potential investments according to the sub-adviser’s analysis of each company’s financial statements, business model and competitive advantages. Investments are made in those companies that the Portfolio’s sub-adviser believes are trading at a fair price relative to intrinsic value and that present the best risk-reward opportunity relative to other potential statements.

PORTFOLIO ADVISER COMMENTARY

For a large part of the past three decades, MLPs were a relatively attractive asset class. Much the opposite has been the case since oil prices collapsed in 2014. Since the lows of early 2016, we have seen a substantial rebound in the price of oil while the MLP sector has substantially lagged. On balance, the MLP sector has largely lagged the more generally rebound in commodity prices. For some analysts, this indicates a potential opportunity to buy low.

More recent returns may reflect a pickup, as MLPs have outpaced many other sectors to start 2019. The top performing sub-sector has been Natural Gas Compression Service, which has been making a strong comeback from 2016 lows. Gathering & Processing has struggled, which may reflect their perceived correlation to oil prices.

Potential catalysts for improved valuations in the MLP sector include visibility and resolution of the macro supply – demand issues along with increased pipeline capacity. Another potential catalyst for MLP returns is the possibility of private capital and third-party acquisitions taking certain MLPs private. Additionally, investors seeking income may be pleased with the sector, as yields have been solid.

INVESTMENT REVIEW (Unaudited)

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MLP PORTFOLIO (Formerly, JAMES ALPHA YORKVILLE MLP PORTFOLIO)
VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Viper Energy Partners LP	5.1%
Clearway Energy, Inc.	5.0%
SunCoke Energy Partners LP	5.0%
Hi-Crush Partners LP	4.8%
Cheniere Energy Partners LP	4.7%
Marathon Petroleum Corp.	4.2%
Norfolk Southern Corp.	4.1%
Targa Resources Corp.	4.1%
UGI Corp.	4.1%
Parsley Energy, Inc.	4.0%

*	Based on total net assets as of May 31, 2019.

Portfolio Composition**

**	Based on market value as of May 31, 2019.

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULE OF INVESTMENTS (Unaudited)
JAMES ALPHA MLP PORTFOLIO
May 31, 2019

Shares		Value
	COMMON STOCK - 100.1%
	COAL - 5.0%
33,859	SunCoke Energy Partners LP	$355,858

	ELECTRIC - 6.1%
23,745	Clearway Energy, Inc.	356,175
600	Sempra Energy	78,870
		435,045
	GAS - 4.1%
5,620	UGI Corp.	290,048

	OIL & GAS - 41.2%
7,438	Black Stone Minerals LP	121,462
4,435	Cabot Oil & Gas Corp.	110,964
18,126	CNX Resources Corp. *	139,933
7,221	Delek US Holdings, Inc.	221,035
4,575	Devon Energy Corp.	115,107
2,720	EOG Resources, Inc.	222,713
4,592	EQT Corp.	84,034
2,769	Exxon Mobil Corp.	195,962
6,426	Marathon Petroleum Corp.	295,532
15,748	Parsley Energy, Inc. *	280,787
3,441	Royal Dutch Shell PLC - ADR	216,301
7,059	Sunoco LP	211,488
3,842	Valero Energy Corp.	270,477
13,061	Viper Energy Partners LP	365,708
7,348	WPX Energy, Inc. *	79,064
		2,930,567
	OIL & GAS SERVICES - 9.2%
13,348	Archrock, Inc.	118,397
9,070	Halliburton Co.	193,100
147,870	Hi-Crush Partners LP	340,101
		651,598
	PIPELINES - 24.0%
1,913	Cheniere Energy, Inc. *	120,863
8,083	Cheniere Energy Partners LP	337,384
5,439	Genesis Energy LP	118,679
17,660	Martin Midstream Partners LP	118,852
6,374	MPLX LP	194,917
6,008	PBF Logistics LP	120,761
2,512	Phillips 66 Partners LP	120,526
10,460	Summit Midstream Partners LP	75,940
7,554	Targa Resources Corp.	290,527
3,347	TC PipeLines LP	121,262
3,389	Williams Cos, Inc.	89,402
		1,709,113
	TRANSPORTATION - 10.5%
8,218	GasLog Ltd.	118,339
11,856	Golar LNG Ltd.	215,661
1,508	Norfolk Southern Corp.	294,271
11,044	USD Partners LP	117,950
		746,221

	TOTAL COMMON STOCK (Cost - $7,790,780)	7,118,450

	TOTAL INVESTMENTS - 100.1% (Cost - $7,790,780)	$7,118,450

	LIABILITIES LESS OTHER ASSETS - (0.1)%	(11,049)

	NET ASSETS - 100.0%	$7,107,401

*	Non Income producing security

ADR - American Depositary Receipt

LP - Limited Partnership

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JAMES ALPHA MLP PORTFOLIO
May 31, 2019 (Unaudited)

Assets:
Investments, at cost	$7,790,780
Investments, at value	$7,118,450
Dividend and interest receivable	33,159
Receivable from manager	4,740
Deferred Tax Asset	622,310
Less: Valuation Allowance	(609,045)
Net Deferred Tax Asset	13,265
Prepaid expenses and other assets	23,604
Total Assets	7,193,218

Liabilities:
Deferred Tax Liability	13,265
Due to Custodian	27,351
Accrued professional fees	39,087
Payable for distribution (12b-1) fees	3,072
Supervisory fee payable	1,256
CCO Fees	339
Tax Expense	900
Accrued expenses and other liabilities	547
Total Liabilities	85,817

Net Assets	$7,107,401

Net Assets:
Paid in capital	$9,561,022
Accumulated (losses)	(2,453,621)
Net Assets	$7,107,401

Net Asset Value Per Share
Class I
Net Assets	$6,346,497
Shares of beneficial interest outstanding	1,401,478
Net asset value/offering price per share	$4.53

Class A
Net Assets	$292,433
Shares of beneficial interest outstanding	64,479
Net asset value	$4.54
Offering price per share (maximum sales charge of 5.75%)	$4.82

Class C
Net Assets	$468,471
Shares of beneficial interest outstanding	103,424
Net asset value/offering price per share	$4.53

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
JAMES ALPHA MLP PORTFOLIO
For The Six Months Ended May 31, 2019 (Unaudited)

Investment Income:
Dividend income	$223,653
Interest income	2,054
Less: Return of Capital	(145,746)
Less: Foreign withholding taxes	(579)
Total Investment Income	79,382

Operating Expenses:
Investment advisory fees	38,674
Supervisory fees	7,480
Distribution (12b-1) fees:
Class A Shares	407
Class C Shares	2,226
Audit and tax fees	30,930
Registration fees	20,436
Administration services fees	5,623
Printing and postage expenses	5,123
Legal fees	1,222
Trustees’ fees and expenses	1,156
Custodian fees	1,051
Compliance officer fees	852
Shareholder servicing fee	809
Insurance expense	67
Miscellaneous expenses	898
Total Operating Expenses	116,954
Less: Fees waived/expense reimbursed by the Adviser	(50,140)
Net Operating Expenses	66,814

Net Investment Gain (Loss) Before Taxes	12,568
Deferred Income Tax Benefit	(2,951)
Net Investment Gain (Loss)	9,617

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	52,346
Deferred Income Tax Benefit	(12,292)
40,054
Net change in unrealized depreciation of:
Investments	(780,172)
Current Income Tax (Expense)	15,243
(764,929)

Net Realized and Unrealized Loss on Investments	(724,875)

Net Decrease in Net Assets Resulting From Operations	$(715,258)

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JAMES ALPHA MLP PORTFOLIO

	Six Months Ended	Year Ended
	May 31, 2019	November 30, 2018
	(Unaudited)
Operations:
Net investment gain (loss)	$9,617	$(98,963)
Net realized loss from investments	40,054	(716,800)
Net change in unrealized appreciation/(depreciation) on investments	(764,929)	557,861
Net decrease in net assets resulting from operations	(715,258)	(257,902)

Distributions to Shareholders:
From Return of Capital:
Class I	(230,935)	(450,212)
Class A	(11,698)	(41,455)
Class C	(15,715)	(48,275)
Net decrease in net assets resulting from distributions to shareholders	(258,348)	(539,942)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	1,432,037	2,081,454
Class A	4,120	22,376
Class C	153,450	11,477
Reinvestment of dividends and distributions
Class I	229,674	445,828
Class A	9,645	29,456
Class C	13,715	38,940
Cost for shares redeemed
Class I	(27,290)	(224,702)
Class A	(27,156)	(237,214)
Class C	(40,117)	(323,549)
Net increase in net assets from shares transactions of beneficial interest	1,748,078	1,844,066

Total increase in Net Assets	774,472	1,046,222

Net Assets:
Beginning of Period	6,332,929	5,286,707
End of Period	$7,107,401	$6,332,929

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Continued)
JAMES ALPHA MLP PORTFOLIO

	Six Months Ended	Year Ended
	May 31, 2019	November 30, 2018
	(Unaudited)
Share Activity:
Class I
Shares Sold	283,011	364,627
Shares Redeemed	(5,484)	(38,231)
Shares Reinvested from Dividends	47,464	76,985
Net increase shares of beneficial interest outstanding	324,991	403,381

Class A
Shares Sold	828	3,697
Shares Redeemed	(5,391)	(40,600)
Shares Reinvested from Dividends	1,982	5,015
Net decrease shares of beneficial interest outstanding	(2,581)	(31,888)

Class C
Shares Sold	29,687	1,786
Shares Redeemed	(7,816)	(56,946)
Shares Reinvested from Dividends	2,830	6,625
Net increase (decrease) shares of beneficial interest outstanding	24,701	(48,535)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
JAMES ALPHA MLP PORTFOLIO

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years/Period

	Class I
	Six Months Ended		Year Ended	Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,	November 30,
	2019		2018	2017	2016	2015 (1)
	(Unaudited)

Net Asset Value, Beginning of Year/Period	$5.18		$5.88	$7.07	$6.56	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.01		(0.08)	(0.06)	(0.11)	(0.12)
Net realized and unrealized gain/(loss) on investments	(0.47)		(0.12)	(0.71)	0.89	(3.22)
Total from investment operations	(0.46)		(0.20)	(0.77)	0.78	(3.34)

Dividends and Distributions:
Distributions from return of capital	(0.19)		(0.50)	(0.42)	(0.27)	(0.10)
Total dividends and distributions	(0.19)		(0.50)	(0.42)	(0.27)	(0.10)

Redemption Fees	—		—	0.00 *	0.00 *	0.00	*

Net Asset Value, End of Year/Period	$4.53		$5.18	$5.88	$7.07	$6.56

Total Return (3)	(9.10	)% (4)	(4.08)%	(11.56)%	12.61%	(33.37	)% (4)

Ratios and Supplemental Data:
Net assets, at end of year/period (000s)	$6,346		$5,577	$3,958	$4,102	$3,542
Ratio of gross expenses to average net assets including income tax expenses	3.58	% (5)	3.12%	3.88%	3.30%	3.91	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	3.55	% (5)	3.10%	3.85%	3.28%	3.91	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	2.02	% (5)	2.00%	2.16%	2.53%	2.50	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	1.99	% (5)	1.99%	2.13%	2.50%	2.50	% (5)
Ratio of Income Tax Expense (7)	0.03	% (5)	0.01%	0.03%	0.02%	0.00	% (5)
Ratio of net investment income (loss) to average net assets (6)	0.36	% (5)	(1.32)%	(0.82)%	(1.78)%	(2.04	)% (5)
Portfolio Turnover Rate	767	% (4)	48%	89%	101%	17	% (4)

(1)	The James Alpha MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
JAMES ALPHA MLP PORTFOLIO

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years/Period

	Class A
	Six Months Ended		Year Ended	Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,	November 30,
	2019		2018	2017	2016	2015 (1)
	(Unaudited)

Net Asset Value, Beginning of Year/Period	$5.19		$5.88	$7.06	$6.56	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.00	) *	(0.09)	(0.08)	(0.12)	(0.10)
Net realized and unrealized gain/(loss) on investments	(0.47)		(0.12)	(0.70)	0.88	(3.24)
Total from investment operations	(0.47)		(0.21)	(0.78)	0.76	(3.34)

Dividends and Distributions:
Distributions from return of capital	(0.18)		(0.48)	(0.40)	(0.26)	(0.10)
Total dividends and distributions	(0.18)		(0.48)	(0.40)	(0.26)	(0.10)

Redemption Fees	—		—	0.00 *	0.00 *	0.00	*

Net Asset Value, End of Year/Period	$4.54		$5.19	$5.88	$7.06	$6.56

Total Return (3)	(9.19	)% (4)	(4.20)%	(11.68)%	12.21%	(33.41	)% (4)

Ratios and Supplemental Data:
Net assets, at end of year/period (000s)	$292		$348	$582	$3,250	$2,479
Ratio of gross expenses to average net assets including income tax expenses	3.80	% (5)	3.56%	3.93%	3.56%	4.16	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	3.76	% (5)	3.54%	3.90%	3.54%	4.16	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	2.27	% (5)	2.25%	2.36%	2.78%	2.75	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	2.24	% (5)	2.24%	2.33%	2.75%	2.75	% (5)
Ratio of Income Tax Expense (7)	0.03	% (5)	0.01%	0.03%	0.02%	0.00	% (5)
Ratio of net investment income (loss) to average net assets (6)	(0.03	)% (5)	(1.57)%	(1.20)%	(2.06)%	(2.03	)% (5)
Portfolio Turnover Rate	767	% (4)	48%	89%	101%	17	% (4)

(1)	The James Alpha MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
JAMES ALPHA MLP PORTFOLIO

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period

	Class C
	Six Months Ended		Year Ended	Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,	November 30,
	2019		2018	2017	2016	2015 (1)
	(Unaudited)

Net Asset Value, Beginning of Year/Period	$5.18		$5.87	$7.05	$6.55	$10.00

Income (Loss) from Investment Operations:
Net investment (loss) (2)	(0.02)		(0.14)	(0.12)	(0.17)	(0.15)
Net realized and unrealized gain/(loss) on investments	(0.46)		(0.13)	(0.71)	0.88	(3.22)
Total from investment operations	(0.48)		(0.27)	(0.83)	0.71	(3.37)

Dividends and Distributions:
Distributions from return of capital	(0.17)		(0.42)	(0.35)	(0.21)	(0.08)
Total dividends and distributions	(0.17)		(0.42)	(0.35)	(0.21)	(0.08)

Redemption Fees	—		—	0.00 *	0.00 *	0.00	*

Net Asset Value, End of Period	$4.53		$5.18	$5.87	$7.05	$6.55

Total Return (3)	(9.50	)% (4)	(5.13)%	(12.36)%	11.47%	(33.69	)% (4)

Ratios and Supplemental Data:
Net assets, at end of year/period (000s)	$468		$408	$747	$961	$733
Ratio of gross expenses to average net assets including income tax expenses	4.54	% (5)	4.33%	4.86%	4.25%	4.91	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	4.51	% (5)	4.32%	4.83%	4.23%	4.91	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	3.02	% (5)	3.00%	3.15%	3.47%	3.50	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	2.99	% (5)	2.99%	3.12%	3.45%	3.50	% (5)
Ratio of Income Tax Expense (7)	0.03	% (5)	0.01%	0.03%	0.02%	0.00	% (5)
Ratio of net investment loss to average net assets (6)	(0.73	)% (5)	(2.34)%	(1.82)%	(2.73)%	(2.97	)% (5)
Portfolio Turnover Rate	767	% (4)	48%	89%	101%	17	% (4)

(1)	The James Alpha MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2019 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of thirty-one portfolios. Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha MLP Portfolio (the “Portfolio”) is managed by James Alpha Advisors, LLC (“James Alpha”). James Alpha serves as Adviser to the Portfolio. Effective December 31, 2018, James Alpha MLP Portfolio changed its name from James Alpha Yorkville MLP Portfolio.

The Portfolio is a non-diversified portfolio that seeks current income and secondarily capital appreciation. Currently, the Portfolio offers Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a)	Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the last quoted mean price. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Portfolio, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Portfolio has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Portfolio sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Portfolio is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2019 (Unaudited) (Continued)

federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of May 31, 2019, for the Portfolio’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$7,118,450	$—	$—	$7,118,450
Total Assets	$7,118,450	—	—	$7,118,450

The Portfolio did not hold any Level 3 securities during the period.

*	Refer to the Schedules of Investments for industry classifications.

(b)	Income Taxes

The Portfolio, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Portfolio intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Portfolio reports its allocable share of the MLP’s taxable income in computing its own taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Tax Cuts and Jobs Act (Tax Reform) was enacted on Dec 22, 2017. The Tax Reform reduces the tax rate for corporations to 21%. Tax Reform eliminates the alternative minimum tax. The Portfolio is currently analyzing the impact of Tax Reform and the effect of the Tax reform is expected to be zero due to the valuation allowance. The Portfolio does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code.

The Portfolio may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income and any return of capital allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Portfolio will modify its estimates or assumptions regarding its tax liability or asset.

The Portfolio income tax expense/ (benefit) for the six months ended May 31, 2019, consists of the following:

	Current	Deferred	Total
	Expense	Expense/(Benefit)	Expense/(Benefit)
Federal	$—	$—	$—
State	—	—	—
Total	$—	$—	$—

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2019 (Unaudited) (Continued)

The Portfolio’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/ (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

The Portfolio is currently using an estimated rate of 21% for federal tax and 2.48% for state and local tax, net of federal tax benefit. Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and net realized and unrealized gain/(loss) on investments before taxes as follows:

	May 31, 2019
	Amount	Rate
Income Tax Expense/(Benefit) at Statutory Rate	$(150,204)	21.00%
State Tax Expense/(Benefit) (net of federal)	$(25,602)	3.58%
Rate Change on CY Activity	$—	0.00%
Federal True-up	$(66,354)	9.28%
Valuation Allowance	$242,160	-33.86%
Net Income Tax Expense/(Benefit)	$—	0.00%

Components of the Portfolio’s deferred tax assets and liabilities are as follows:

	For the Six Months Ended May 31, 2019
Deferred Tax Assets
Unrealized Gain on Investments	$157,881
Charitable Contributions	309
Capital Losses	136,889
Net Operating Loss	327,230
Total Deferred Tax Assets		$622,310
Deferred Tax Liabilities
Prepaid Expenses	$(3,039)
Investment Basis Difference	(10,225)
Unrealized gain/loss on investments	—
Total Deferred Tax Liability		$(13,265)
Deferred Tax Asset, Net		$609,045
Valuation Allowance		$(609,045)
Net		$0

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Portfolio has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. The Portfolio has recorded a valuation allowance on the net deferred tax asset at November 30, 2018. This determination was made based on historic losses and the inability to predict future income. If the Portfolio were to liquidate at November 30, 2018, the net unrealized loss would expire unutilized. As new information becomes available, the Portfolio will modify its estimates or assumptions regarding the deferred tax asset.

The Portfolio files income tax returns in the U.S. federal jurisdiction and various states. Tax years (2015, 2016, 2017 and 2018) remain open and subject to examination by tax jurisdictions. The Portfolio has reviewed all major jurisdictions and concluded that

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2019 (Unaudited) (Continued)

there is no significant impact on the Portfolio’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

As of May 31, 2019, the Portfolio had the following net operating loss:

	Origination	Amount	Expiration
Net Operating Gain (Loss)	11/30/2015	$(136,501)	11/30/2035
	11/30/2016	(164,044)	11/30/2036
	11/30/2017	(123,392)	11/30/2037
	11/30/2018	(438,876)	11/30/2038
	5/31/2019	(530,685)	11/30/2039
Total		(1,393,498)

(c)	Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(d)	Dividends and Distributions

Dividends from net investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio. Depreciation or other cost recovery deductions passed through to the Portfolio from investments in MLPs taxed as partnerships in a given year generally will reduce the Portfolio’s taxable income (and earnings and profits), but those deductions may be recaptured in the Portfolio’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Portfolio disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Portfolio’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Portfolio at the time the deductions were taken by the Portfolio, and even though the Portfolio’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

Distributions received from the Portfolio’s investments in MLPs generally are comprised of income and return of capital. The Portfolio records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

(e)	Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to the Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f)	Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2019 (Unaudited) (Continued)

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH RELATED PARTIES

(a) The management fees are payable to James Alpha monthly by the Portfolio and are computed and accrued daily at an annual rate of 1.20% of the Portfolio’s average daily net assets. The Manager serves the Portfolio in a supervision capacity with responsibility to monitor the performance of the Portfolio’s outside service providers (other than sub-advisers, if any, which are monitored by the James Alpha), assist in the review of financial statements and other regulatory filings and board meeting materials related to each Portfolio. Pursuant to the supervision agreement with the Portfolio, the Portfolio pays the Manager an annual supervision fee of the greater of $15,000 or 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels.

The Trust and James Alpha, on behalf of the Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”). In connection with the Expense Agreement, James Alpha is currently waiving all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, taxes (including deferred tax expense), leverage, interest, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at May 31, 2019, for the Portfolio were: 2.24%, 2.99% and 1.99% for Class A, C and I shares, respectively. Under the terms of the Expense Agreement, expenses borne by James Alpha are subject to reimbursement for up to three years from the end of the fiscal year the fees or expenses were incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with James Alpha shall continue through March 31, 2020. As of May 31, 2019, James Alpha has waived/reimbursed $56,482, $ 107,987, $78,966 in expenses which may be reimbursed to James Alpha by no later than November 30, 2019, November 30, 2020 and November 30, 2021, respectively.

(b) The Distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolio. The Plan provides that the Portfolio will pay the Distributor or other entities, including the Manager and James Alpha, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of the Portfolio’s Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager and James Alpha or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

For the six months ended May 31, 2019, the Distributor received $234 and $1,185 in sales charges on sales of the Portfolio’s Class A shares and Class C shares, respectively, of the amounts collected $31 and $0 was retained by the Distributor for Class A and Class C shares, respectively.

(c) Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor provides administrative, fund accounting and transfer agency services to the Portfolio pursuant to agreements with the Trust, for which it receives from the Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolio.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2019 (Unaudited) (Continued)

Certain officers of GFS and NLCS are also officers of the Trust.

3.	INVESTMENT TRANSACTIONS

For the six months ended May 31, 2019, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolio, was $49,470,223 in purchases and $47,863,644 in sales.

4.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them less than 30 days. The redemption fee is paid directly to the Fund from which the short term redemption occurs. Effective April 1, 2019, the fund no longer has redemption fees. For the six months ended May 31, 2019, the Fund assessed $0 in redemption fees.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
James Alpha MLP	7,790,780	349,958	(1,022,288)	(672,330)

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of May 31, 2019, Denis Nayden owns 75.7% of the I shares, National Financial Services and LPL Financial own 36.2% and 26.0% of class A shares, respectively and Pershing owns 42.7% of Class C shares.

7.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adapted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following,

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b -1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 1, 2018, through May 31, 2019.

Actual Expenses: The table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

					Hypothetical
			Actual		(5% return before expenses)

		Beginning		Expenses	Ending	Expenses
	Fund’s	Account	Ending	Paid During	Account	Paid During
	Annualized	Value	Account Value	Period*	Value	Period*
	Expense Ratio	12/1/18	5/31/19	12/1/18-5/31/19	5/31/19	12/1/18-5/31/19
James Alpha MLP Portfolio:
Class I	1.99%	$1,000.00	$909.00	$9.47	$1,015.01	$10.00
Class A	2.24%	$1,000.00	$908.10	$10.66	$1,013.76	$11.25
Class C	2.99%	$1,000.00	$905.00	$14.20	$1,010.02	$14.98

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended May 31, 2019 (182) divided by the number of days in the fiscal year (365).

Board of Trustees (the “Board”) Meeting of April 11, 2019

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by James Alpha to the James Alpha MLP Portfolio (the “Portfolio”); (ii)   the investment performance of the Portfolio relative to comparable funds; (iii) the costs of services provided and profits realized by James Alpha; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolio grows and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by James Alpha from its relationship with the Portfolio.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Trustees evaluated the nature, quality and scope of services provided by James Alpha. Among other things, the Trustees considered the investment process utilized, the quality of key investment personnel and the resources devoted to the investment management functions. The Trustees concluded that the nature and extent of the services provided by James Alpha to the Portfolio were necessary for the conduct of the business and investment activities of the Portfolio. The Trustees also concluded that the overall quality of services provided were satisfactory.

Comparative Performance

The performance of the Portfolio was compared to a Morningstar Index of funds with investment objectives similar to that of the Portfolio (the “benchmark”). Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

The Trustees noted that the sub-adviser who had been managing the Portfolio since inception ceased serving as sub-adviser on December 31, 2018, and that since then James Alpha has been managing the Portfolio directly. The Trustees determined that under the circumstances it was too soon to meaningfully evaluate performance.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for the Portfolio and noted the fee rate was higher than the average of comparable funds.

The Trustees noted that the Portfolio was considerably smaller than many of the funds in the comparison group and considered, with respect to the Portfolio, the adverse impact of the relatively small size of the Portfolio on the costs and profitability of James Alpha. The Trustees also noted that expense caps are in effect for the Portfolio. The Trustees evaluated the impact of these expense caps on the net fees received by James Alpha. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to the Portfolio was not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that, at its current size, the Portfolio does not enjoy the benefits of economies of scale.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by James Alpha. The Trustees noted that the provision of services under the Management Agreement had resulted in a profit to James Alpha and determined that the profit earned by James Alpha was reasonable in light of the nature and quality of the service provided to the Portfolio. The Trustees considered the financial viability of James Alpha and its ability to continue to provide high quality services and concluded that James Alpha continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by James Alpha from its relationship with the Trust. They noted, in this regard, that James Alpha does not have soft dollar arrangements.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreement for the Portfolio is in the best interests of the Portfolio and the shareholders.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 8/8/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 8/8/2019

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 8/8/2019

* Print the name and title of each signing officer under his or her signature.